Supplement Dated February 22, 2010
to Prospectus Dated  May 1, 2009
For Group Variable Universal Life Insurance

Special Features of the Group Contract For
Executive GVUL

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Maximum – 3.85% Current – 2.60%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

GVULEXG101

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $58.39 Minimum - $0.04 Representative guaranteed charge - $0.593
Net Interest on Loans4	Annually	2%
*Additional Insurance Benefits2:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.085 Minimum - $0.085
Representative current charge - $0.086
Spouse Dependents Term Life Insurance	Monthly	Maximum - $2.195 Minimum - $0.065
Representative current charge - $.257
AD&D on employee’s life	Monthly	Maximum - $0.025 Minimum - $0.025 Representative current charge - $0.026
Waiver Benefit	Monthly	Maximum - $0.175 Minimum - $0.0055 Representative current charge - $0.026

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 49 year old insured.  The representative cost of insurance may vary by Executive GVUL based on age,  most common rating class of actual certificates, and demographics of the group.

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.
These are the maximum and minimum rates currently charged on one of our existing Executive Group contracts.  The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

6.	The representative current charge for additional insurance benefits are sample rates currently charged on one of our existing Executive Group contracts.
7.
The representative current charge for spouse term insurance is a sample rate currently charged on one of our existing Executive Group contracts for a 51 year old insured, who is the spouse of an active employee.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.52%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Conservative Balanced	The investment objective is a total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Diversified Bond	The investment objective is a high level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	The investment objective is long-term growth of capital.	Jennison

Government Income	The investment objective is a high level of income over the long term consistent with the preservation of capital.	PIM
High Yield	The investment objective is a high total return.	PIM
Jennison	The investment objective is long-term growth of capital.	Jennison
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Small Capitalization Stock	The investment objective is long-term growth of capital.	QMA
Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	The investment objective is capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
AllianceBernstein Real Estate Investment Portfolio	The investment objective is long-term growth of capital.	AllianceBernstein
DWS Dreman Small Mid Cap Value	The investment objective is long-term capital appreciation.	Deutsche
DWS Government & Agency Securities VIP	The investment objective is high current income consistent with preservation of capital.	Deutsche
Templeton Foreign Securities Fund	The investment objective is long-term capital growth.	Investment Counsel
Lazard Retirement Emerging Markets Equity Portfolio	The investment objective is long-term capital appreciation.	Lazard
MFS Research Bond Series	The investment objective is total return (high current income and long-term growth of capital).	MFS
T. Rowe Price Equity Income Portfolio	The investment objective is substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe International Stock Fund	The investment objective is long-term growth of capital.	T. Rowe Price
T. Rowe New America Growth Fund	The investment objective is long-term capital growth.	T. Rowe Price

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. (“AllianceBernstein”)
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Portfolios currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement Emerging Markets Equity

Charges

The current charges under your Group Contract are as follows:

Charges for Taxes on Premium Payments. Prudential deducts a charge from each premium payment. This charge is to compensate Prudential for a portion of the costs and taxes we incur in selling the Group Contract and Certificates.

Daily charges for mortality and expense risks.  Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.
The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses.  Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges.  Prudential deducts a monthly charge for the cost of insurance.  Current rates are set and may vary on a case by case basis.

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand.  The highest current rate per thousand for spouse term insurance is currently $2.19, and applies to insureds age 70 and older.  The lowest current rate per thousand is $.06, and applies to insureds under age 24.

AD&D on the employee’s life:  The rate per thousand currently offered for this coverage is $.020.  Generally, one rate is payable at all ages for a given group of insureds.

Waiver Benefit: The current waiver charges will vary from $0.005 to $0.17 per $1,000 of Net Amount of Risk per month.

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period: There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Coverage Information

Face Amount

The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 90% of the Death Benefit, subject to a maximum of $500,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your certificate.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 5 years after the end of the grace period. But, You must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and You did not have the right to continue your insurance.

Loans

The minimum amount You may borrow at any one time is $100.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If You do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  There is no charge for surrendering your certificate.

Additional Premium Payments

In addition to routine premium payments, You may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage At Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may continue your Group Variable Universal Life coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

See the "Free Look" Period section of the prospectus for more details.

The following supplements the section “Allocation of Premium Payments and Investment Choices” on page 4 in the Group Variable Universal Life prospectus and applies only to those group sponsored programs implemented on or after August 19, 2009:

If You prefer to reduce the risks that come with investing in the Funds, You can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 3%. See The Fixed Account section.

The following supplements the section “The Prudential Variable Contract Account GI-2” on page 8 in the Group Variable Universal Life prospectus and applies only to those group sponsored programs implemented on or after August 19, 2009:

We will permit each Group Contract Holder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. The Fixed Account is also available in addition to the 20 Funds selected by a Group Contract Holder. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 3%.)

The following supplements the section “The Fixed Account” on page 11 in the Group Variable Universal Life prospectus and applies only to those group sponsored programs implemented on or after August 19, 2009:

The part of the Certificate Fund that You invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime You ask, we will tell You what interest rate currently applies. Under some group plans, Prudential may determine interest rates based on the Group Contract year we receive the premium payments.

The following replaces paragraph five in the section “Distribution and Compensation” on page 34 in the Group Variable Universal Life prospectus and applies only to those group sponsored programs implemented on or after February 22, 2010:

Commissions to broker/dealers will not exceed 20% of the cost of insurance for each certificate year.  In addition, supplemental compensation may be payable to the broker/dealer.  Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium.  The Supplemental Commission Program is comprised of four levels.  The level is determined based on (1) aggregate annualized due premium on eligible cases on the qualification date; (2) the number of eligible cases inforce on the qualification date; (3) the eligible new business premium with an effective date during the qualification period; and (4) the number of eligible new business Coverage Counts sold with effective dates during the qualification period.  The level is set by Prudential at the beginning of the qualification period and it will remain unchanged for the duration of the Supplemental Commission Program qualification period.  While the Group Variable Universal Life cost of insurance is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year.  The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract.  We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law.  The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2008, December 31, 2007 and December 31, 2006 were $0, $0, and $9,776, respectively.  During 2008, 2007, and 2006, PIMS retained none of those commissions.   Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.